UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Exchange Act of 1934 (Amendment No. )

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ENDRA LIFE SCIENCES INC.
(Name of Registrant as Specified in its Charter)

___________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your **Vote** Counts!

ENDRA LIFE SCIENCES INC.

2024 Annual Meeting
Vote by August 5, 2024
11:59 PM ET

ENDRA LIFE SCIENCES INC.
3600 GREEN COURT, SUITE 350
ANN ARBOR, MI 48105

V51790-P15612

You invested in ENDRA LIFE SCIENCES INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on August 6, 2024.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 23, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

August 6, 2024
10:00 am Eastern time

Virtually at:
www.virtualshareholdermeeting.com/NDRA2024

*Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:** 01) Francois Michelon 02) Louis J. Basenese 03) Anthony DiGiandomenico 04) Michael Harsh 05) Alexander Tokman	For All Nominees
2.	The approval, on a non-binding, advisory basis, of the compensation paid to the Company's named executive officers.	For
3.	For purposes of Nasdaq Stock Market rules, the authorization of the issuance of shares of common stock upon the exercise of certain outstanding warrants and approval of certain adjustment provisions included in the warrants.	For
4.	The approval of an amendment to the Company's Amended and Restated Certificate of Incorporation increasing the number of authorized shares of common stock from 80,000,000 to 1,000,000,000 shares.	For
5.	The approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to effect, at the discretion of the Board of Directors on or prior to the one-year anniversary of the date of the Annual Meeting, a reverse stock split of common stock at a stock split ratio between 1-for-20 and 1-for-50, with the ultimate ratio to be determined by the Board of Directors in its sole discretion, the implementation and timing of which shall be subject to the discretion of the Board of Directors.	For
6.	The ratification of the appointment of RBSM LLP as the Company's independent registered public accounting firm for 2024.	For

NOTE: To transact such other business as may properly come before the annual meeting and any adjournments or postponements thereof.

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V51791-P15612

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